UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 25, 2002


                     Horizon Financial Services Corporation
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        0-24036                 42-1419757
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)



                  301 First Avenue East, Oskaloosa, Iowa 52577
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (641)673-8328
                             ---------------------
              (Registrant's telephone number, including area code)


                                       N/A
                  --------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On October 25, 2002, the Registrant issued the following press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

          (a)   Exhibits:
                  Exhibit 99 - Press Release dated October 25, 2002.



                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     HORIZON FINANCIAL SERVICES CORPORATION


Date: October 25, 2002                By: /s/ Robert W. DeCook
                                          -------------------------------------
                                          Robert W. DeCook
                                          President and Chief Executive Officer